Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

Exhibit 99.02

2016 Copyright Tecogen Inc.

4Q & Full Year 2015 Earnings


InVerde

NASDAQ: TGEN

Tecogen
Advanced Modular CHP Systems

Participants

John Hatsopoulos
- Co-Chief Executive Officer, Director

Benjamin Locke
- Co-Chief Executive Officer

Robert Panora
- President & Chief Operating Officer

David Garrison
- Chief Financial Officer

Ariel Babcock
- Director, Investor Relations



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen
Advanced Modular CHP Systems

Leading Manufacturer of Clean Energy Solutions

Leading provider of cost efficient, clean and reliable products for power production, heating and cooling which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint. With over 2,300 units shipped, Tecogen technology is revolutionizing distributed generation for customers in the $40B small-to-mid size Combined Heat & Power ("CHP") market segment.



2000
2002
2004
2006
2008
2010
2012
2014
2016
First (and only) engine-driven CHP module to obtain full California Electric Rule 21 certification
Spin Out of American DG Energy
First inverter-based CHP module to obtain CE mark for European Union (EU)
TGEN IPO
InVerde e+ Introduced
Thermo Sale of TECOGEN to private investor group
CEC awards TGEN Research Contract for development of new Microgrid CHP Module
InVerde Launched
Ilios Dynamics Created
Ultera Emissions Reduction Technology Introduced
Ultratek Emissions JV Launched

FY 2015 Financial Achievements:
a growing company in a growing industry

REVENUE	11% Y/Y growth in total FY2015 Revenue of $21.4 driven by: – 16.6% growth in Product revenue from >45% growth in Cogeneration sales – 6.2% growth in Service revenue
GROSS MARGIN	35.6% FY2015 combined gross margin vs 33.1% FY2014 and >35% gross margin goal, a 250 bps improvement driven by: – 260 bps improvement in Product gross margins to 29% – 290 bps improvement in Service gross margin to 41.4%
BACKLOG	▪ Backlog up 17% Y/Y: $11.6M as of Dec. 31, 2015 vs. $9.9M prior year end backlog ▪ Consistently delivering on stated goal of backlog above $10M ▪ Backlog sales driven by demand for Cogeneration products
GROSS PROFIT	19% Y/Y growth in total FY2015 gross profit of $7.6M driven by strong margin improvement from ongoing cost saving initiatives and product price improvement

Executing on Growth Strategy

Tecogen
Advanced Modular CHP Systems

ILIOS UPDATE	▪ Process initiated to acquire the remaining minority stake via private placement exchange offer ▪ Strong sales pipeline and sales traction in new markets including Atlanta, NYC, Puerto Rico, the UK and Hawaii. ▪ Launch of new Split Air Sourced Heat Pump
SALES	▪ Addition of several new sales associates, already generating solid new traction and backlog growth ▪ Exclusive selling agreement with gas company partner signed; setting the model for future similar selling agreements ▪ Expanded to multiple new territories including addition of Florida sales office and Brooklyn-area service center
SERVICE	▪ Installation revenue for FY2015 up 8% driven by traction in turnkey initiatives ▪ Total Service revenue growth for FY2015 of 6.2% ▪ Service gross margin improvement driven by the increasing percentage of sites that were Tecogen turnkey installation projects

Operational Success

- Launch of the new InVerde e+ with key competitive advantages
- Formation of ‘ULTRATEK’ joint venture to bring Ultera emissions control to the automotive space


InVerde
100

Tecogen
Advanced Modular CHP Systems

>10% Growth in Units Shipped 2015 vs. 2014

End Market	Units Shipped*
Multi-Unit Residential	30
Hospitality	12
Industrial	18
Education	9
Health Care	7
Recreation	3
Other**	7

the YMCA
THE BOLD LOOK OF KOHLER
SRG SENIOR RESOURCE GROUP
BLACK+DECKER
Honeywell
Douglas Elliman EST. 1911 REAL ESTATE
Holiday Inn
RELATED
Johnson Controls
INTREPID SEA, AIR & SPACE MUSEUM COMPLEX
WESTIN HOTELS & RESORTS
SHORE VIEW Rehabilitation & Health Care Center
TCHA
DOUBLETREE BY HILTON
Columbia Association

*Units Shipped for the period 01/01/2015 thru 12/31/2015.
**Includes office buildings, museums, and equipment sold to engineering partner firms for installation in undisclosed locations

Sales & Backlog

Backlog


Other
15%
Recreation
3%
Health Care
1%
Education
10%
Industrial
7%
Hospitality
8%
Multi-Unit
Residential
56%

Installed Base*


Other
11%
Recreation
4%
Health Care
9%
Multi-Unit
Residential
36%
Education
17%
Industrial
15%
Hospitality
7%

Total 2015 year end Product and Installation Backlog of $11.6M vs. $9.9M at year end 2014.

*Approximate recently installed base by end market.

Introducing the InVerde e+

Tecogen
Advanced Modular CHP Systems

New e+ Features

- Best in class 33% electrical efficiency
- DC input option allows for seamless integration with battery or renewable installations
- Unique micro-grid system allowing for full operation during blackouts as well as Demand Response operation (redundancy) Remote monitoring and long term servicing driven by new GE Equipment Insight cloud-based real-time data analytics
- Rapid black-start capability meets the National Fire Protection Association Type 10 Emergency Power Supply System standard

$ (000s)/yr	Competitor 65 kW Microturbine	Competitor 200 kW Fuel Cell	Tecogen InVerde
Revenue Energy Delivered	$87	$207	$137
Recurring Costs Fuel/Maintenance	$60	$161	$86
Installed Cost	$162	$1,264	$219
Simple Payback (Years)	6.03	27.50	4.24
Black Start operation control	Batteries ($ not included)	Batteries ($ not included)	Standard

Source: EPA Catalog of CHP Technologies


InVerde
Ultera 100e+

Target Customer

Multi-Unit Residential, Hotels, Hospitals, Schools, Athletic Clubs, Industrial applications in need of efficient critical power supply.

Ultera Update

- Renewable Biogas – Ultera retrofit installed and operating successfully at Eastern Municipal Water District in Perris, CA
- Generator Retrofits – Order for multiple retrofit kits for natural gas generators shipped in 4Q15



Tecogen
Advanced Modular CHP Systems

ULTERA: Vehicle Market Opportunity

Advantages

- Pollution Control – Uncomprimising reduction of both CO and NOx without altering engine performance
- Retrofit Advantage – Allows for non-invasive emissions control solution with no vehicle or engine modifications required, bypassing lengthy model-year design process
- Flexible Operating Range – 2 stage treatment process permits wider range of engine operation, ensuring effective emissions control under real-world driving conditions







Opportunity

- Health Risk – ~53k early deaths in USA annually related to vehicle emissions
- Increased Public Awareness – Recent VW scandal highlighted emissions irregularities
- Vehicle Testing – Protocols better replicating real-world driving conditions likely to be adopted
- Regulatory Impact – Planned phased-in tightening of vehicle emissions standards in USA, Europe, Japan and Korea creates global urgency

ULTRATEK: EMISSIONS JOINT VENTURE

- “ULTRATEK” joint venture launched in Dec. 2015 to develop Ultera for gasoline powered vehicle applications
- Total initial investment from ULTRATEK strategic partners of $6M to support development initiative
- AVL California Technology Center contracted for third party testing and validation
- Added research team that includes key Tecogen personnel and expert consultants
- Focused on initial base line testing of equipment on a vehicle – testing at both AVL facility in CA and Tecogen HQ in MA



Tecogen

Advanced Modular CHP Systems

Financial Metrics

Revenues, Margins, Growth

Tecogen Revenue Model & Outlook

- Three revenue streams
  - Product sales
  - Long-term service contracts **provide stable ongoing revenue**
  - Turnkey Installation through Tecogen service operations
- Targeting stable book-to-bill ratio of 1-1.5x
- Deliver ongoing expense improvement from lean manufacturing initiatives
- Targeting Gross Margins 35-40%
- Quarterly Backlog >$10M
- Cash-flow positive by mid-2016

	For the Full Year Ended Dec. 31, 2015	Dec. 31, 2014	Y/Y Growth	% of Total Revenue
REVENUE				
Cogeneration	7,882,838	5,364,810	46.9%	36.8%
Chiller & Heat Pump	2,172,399	3,260,224	-33.4%	10.1%
Total Product Revenue	10,055,237	8,625,034	**16.6%**	**46.9%**
Service & Parts	7,832,181	7,438,125	5.3%	36.5%
Installation Services	3,555,239	3,279,505	8.4%	16.6%
Total Service Revenue	11,387,420	10,717,630	**6.2%**	**53.1%**
Total Revenue	**$21,442,657**	**$19,342,664**	**10.9%**	
Gross Profit	**$ 7,633,226**	**$ 6,399,064**	19.3%	
GROSS MARGIN				
Product Gross Margin	29.0%	26.4%	9.9%	
Service Gross Margin	41.4%	38.5%	7.7%	
Gross Margin	**35.6%**	**33.1%**	**7.6%**	

Consistent Financial Progress


Revenues
Trailing 4 Quarters - in Millions
25.00
20.00
15.00
10.00
5.00
0.00
2013 Q4
2014 Q2
2014 Q4
2015 Q2
2015 Q4
Products
Services


Gross Margin
Trailing 4 Quarters (%)
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2013 Q4
2014 Q2
2014 Q4
2015 Q2
2015 Q4


Backlog - Product and Installation Services
$ Millions
$14.0
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
1/1/2015
2/1/2015
3/1/2015
4/1/2015
5/1/2015
6/1/2015
7/1/2015
8/1/2015
9/1/2015
10/1/2015
11/1/2015
12/1/2015
1/1/2016
2/1/2016
3/1/2016


Operating Expense Trend
Trailing 4Q
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2013 Q4
2014 Q2
2014 Q4
2015 Q2
2015 Q4

Tecogen
Advanced Modular CHP Systems

Outlook

- Continue to deliver on Gross Margin improvement via cost saving, pricing and efficiency initiatives. Targeting combined gross margin 35-40%.
- Maintain product and installation backlog above $10M.
- Maintain stable Operating Expense of ~$10M on a trailing 12 month basis.

Tecogen
Advanced Modular CHP Systems


Tecogen
Advanced Modular CHP Systems
AMERICAN
DG ENERGY
Tecogen &
American DG Energy
ENTRANCE IN BACK
45 First Avenue

Closing Remarks

Appendix

- Management Bios
- Corporate Structure
- Contacts



Management Team

John Hatsopoulos,
Co-Chief Executive Officer & Board Member

- CEO since the company's organization in 2000
- Co-Founder of Thermo Electron Corp., which is now Fisher Scientific (NYSE:TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Benjamin Locke,
Co-Chief Executive Officer

- Co-CEO since 2014, joined the company as General Manager in June of 2013.
- Prior to Tecogen, served as Director of Business Development and Governmental Affairs at Metabolix from 2001. Served as Vice President of Research at Innovative Imaging Systems prior to Metabolix.

David Garrison,
Chief Financial Officer, Secretary & Treasurer

- Chief Financial Officer since 2014.
- Over 20 years of manufacturing experience in the role of CFO. Both public and private companies from a variety of industries including medical device, defense and consumer products.

Robert Panora,
Chief Operating Officer & President

- COO and President since the Company's organization in 2000; COO of Ilios, subsidiary of Tecogen, since inception in 2009
- General Manager of Tecogen's Product Group since 1990 and Manager of Product Development, Engineering Manager, and Operations Manager of the Company since 1984

Corporate Relationship

Manufacturer/Supplier

Manufacturer of natural-gas fueled, engine driven, CHP products that include cogeneration modules, chillers, and heat pumps.

Subsidiary of Tecogen, developed and distributes ultra-high efficiency heating products for commercial and industrial applications utilizing advanced thermodynamic principles.

Distributor/Customer

On-Site Utility™ offering electricity, heat, hot water and cooling to commercial, institutional and industrial customers.

Majority-owned subsidiary of American DG Energy; established to expand the on-site utility business into the UK and Europe.

*Note: While Tecogen, American DG Energy, and EuroSite Power have a number of common shareholders they are separate entities.

Contact Information


TECOGEN
TECOGEN
COGENERATION MODULE

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, Co-CEO
781.622.1122
John.Hatsopoulos@tecogen.com

Ariel Babcock CFA, Director of Investor Relations
781.466.6413
Ariel.Babcock@tecogen.com